                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 ACACIA RESEARCH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

   [LOGO]

                                 April 23, 1999

Dear Shareholder:

    On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, May 20, 1999, at 9:00 a.m., at the Ritz Carlton Huntington Hotel, located at 1401 South Oak Knoll Avenue in Pasadena, California.

    The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of the nominated directors to serve until the next Annual Meeting of Shareholders and "FOR" ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

    Thank you for your continued support.

                                          Cordially,

                                                 [SIGNATURE]

                                          Paul R. Ryan
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          ACACIA RESEARCH CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1999

                            ------------------------

TO OUR SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Acacia Research Corporation, a California corporation (the "Company"), will be held on Thursday, May 20, 1999 at 9:00 a.m. at the Ritz Carlton Huntington Hotel located at 1401 South Oak Knoll Avenue, Pasadena, California, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified;

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1999; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 5, 1999 are entitled to receive notice of and to vote at the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                          By Order of the Board of Directors,

                                                      [SIGNATURE]

                                          Kathryn King-Van Wie
                                          SECRETARY

Pasadena, California
April 23, 1999
                             YOUR VOTE IS IMPORTANT
  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

                          ACACIA RESEARCH CORPORATION
                              55 SOUTH LAKE AVENUE
                           PASADENA, CALIFORNIA 91101
                                 (626) 396-8300

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a California corporation ("Acacia" or the "Company"), for use at Acacia's annual meeting of shareholders (the "Annual Meeting") to be held on Thursday, May 20, 1999 at 9:00 a.m., and at any adjournments thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Ritz Carlton Huntington Hotel located at 1401 South Oak Knoll Avenue, Pasadena, California. These proxy solicitation materials were mailed on or about April 26, 1999 to all shareholders entitled to vote at the Annual Meeting.

                             QUESTIONS AND ANSWERS

    1. Q:  WHAT MAY I VOTE ON?

       A:  (1)  The election of nominees to serve on the Board of Directors; and
           (2)  The approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for 1999.

    2. Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
       A:  The Board of Directors recommends a vote FOR each of the nominees and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants for 1999.

    3. Q:  WHO IS ENTITLED TO VOTE?
       A:  Shareholders as of the close of business on April 5, 1999 (the "Record Date") are entitled to vote at the Annual Meeting.

    4. Q:  HOW DO I VOTE? CAN I REVOKE MY PROXY LATER?
       A:  Sign and date each proxy card you receive and return it in the prepaid envelope.
           You have the right to revoke your proxy at any time before the Annual Meeting by:

           (1) notifying the Secretary of the Company in writing;
           (2) voting in person; or
           (3) returning a later-dated proxy card.

    5. Q:  WHO WILL COUNT THE VOTE?
       A:  The Secretary of the Company will count the votes and act as the inspector of election.

    6. Q:  WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?
       A:  The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

    7. Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
       A:  If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Co. or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

    8. Q:  HOW MANY SHARES CAN VOTE?
       A:  As of the Record Date, 10,310,815 shares of Common Stock, the only voting securities of the Company, were issued and outstanding. Every shareholder is entitled to one vote for each share of Common Stock held.

    9. Q:  WHAT IS A "QUORUM"?
       A:  A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

   10. Q:  WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?
       A:  For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will become directors of the Company. To ratify the appointment of the independent accountants, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposal.

           If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

   11. Q:  MAY I CUMULATE MY VOTES FOR A NOMINEE FOR DIRECTOR?
       A:  Yes, you may give one nominee the number of votes equal to the number of directors to be elected multiplied by the number of votes to which your shares are entitled or distribute your votes calculated on the same principle among the nominees. No person may cumulate votes unless the nominees have been nominated prior to voting and a shareholder has given notice at the meeting prior to voting of his or her intent to cumulate votes. If a shareholder gives such notice, then all shareholders may cumulate votes for nominees and the proxyholders will have discretionary authority to cumulate votes.

   13. Q:  WHAT HAPPENS IF I ABSTAIN?
       A:  Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

   14. Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
       A:  Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to the proxyholders, Paul R. Ryan and Kathryn King-Van Wie, to vote on such matters at their discretion.

   15. Q:  WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
       A:  For information regarding holders of more than 5% of the outstanding Common
           Stock, see "Security Ownership of Certain Beneficial Owners and Management."

   16. Q:  HOW WILL THE COMPANY SOLICIT PROXIES?
       A:  Corporate Investor Communications, Inc. was hired by the Company to assist in the distribution of proxy materials and solicitation of votes for $3,500, plus estimated out-of-pocket expenses of $750. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers, and employees of the Company without additional compensation.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    The Bylaws of the Company presently provide that there shall be five directors and that such directors are to be elected at the annual meeting of shareholders. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and duly qualified.

NOMINEES

    Biographical summaries and ages as of the date hereof of individuals nominated by the Board of Directors for election as directors are provided below. See "Security Ownership of Certain Beneficial Owners and Management" for data with respect to the number of shares of Common Stock beneficially owned by each of them, directly or indirectly, as of the Record Date. There is no family relationship among any directors or executive officers of the Company.

                                                                                                                  DIRECTOR
                           NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                                 AGE         SINCE
--------------------------------------------------------------------------------------------------      ---      -----------
R. BRUCE STEWART, CHAIRMAN AND CHIEF FINANCIAL OFFICER                                                      62         1993
Mr. Stewart has served as Chairman of the Board of Directors since January 1993 and as Chief
  Financial Officer since January 1997. Mr. Stewart founded the Company and has guided the development of the Company's strategies and operations. From the Company's incorporation in
  January 1993 to January 1997, Mr. Stewart served as the President, Chief Executive Officer and
  Treasurer of the Company.

PAUL R. RYAN, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER                                               53         1995
Mr. Ryan has served as a Director since August 1995 and as President and Chief Executive Officer
  since January 1997. From May 1996 to January 1997, Mr. Ryan served as Executive Vice President and Chief Investment Officer of the Company and from August 1995 to May 1996, as Vice President,
  Capital Management, of the Company. Mr. Ryan is, along with the Company, a general partner of each of the private investment partnerships formed by the Company. From April 1993 to August
  1995, he was self-employed as a private investor. Mr. Ryan was a general partner of the American
  Health Care Fund, L.P. until April 1993. He received his B.S. degree from Cornell University and attended the New York University Graduate School of Business.

THOMAS B. AKIN, DIRECTOR                                                                                    47         1998
Mr. Akin has served as a Director since May 1998. Mr. Akin has been the Managing General Partner of four private investment funds (Talkot Partners I, Talkot Partners II, LLC, Talkot Crossover
  Fund, L.P., and Talkot Capital) since 1996. From 1981 to 1996, Mr. Akin served in a variety of capacities for Merrill Lynch and Co., including Managing Director of Western Regional Sales from
  1986 to 1994. Mr. Akin holds a B.A. from the University of California at Santa Cruz and attended the University of California at Los Angeles Graduate School of Business. He serves on the Board of Directors of eFax.com and Infotec Inc.

FRED A. DE BOOM, DIRECTOR                                                                                   63         1995
Mr. de Boom has served as a Director since February 1995. Mr. de Boom has been a principal in
  Sonfad Associates since June 1993. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he had been employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. de Boom received his B.A. degree from Michigan State University and his M.B.A. degree from the University of California.

                                                                                                                  DIRECTOR
                           NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                                 AGE         SINCE
--------------------------------------------------------------------------------------------------      ---      -----------
EDWARD W. FRYKMAN, DIRECTOR                                                                                 62         1996
Mr. Frykman has served as a Director since April 1996. Mr. Frykman has been an account executive with Crowell, Weedon & Co. since 1992. From 1990 to 1992, Mr. Frykman served as Senior Vice
  President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account
  Executive with Shearson Lehman Hutton from September 1987 to March 1990 and was the Manager of the Los Angeles Regional Retail Office of Shearson Lehman Hutton from October 1972 to September
  1987.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FIVE NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of nineteen meetings during the fiscal year ended December 31, 1998. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. See "Director Compensation" for information on the compensation of non-employee directors. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

    The Audit Committee currently consists of R. Bruce Stewart, Fred A. de Boom and Edward W. Frykman. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Audit Committee held one meeting during 1998. The Audit Committee is also responsible for maintaining a line of communication between the Board of Directors and the Company's independent accountants.

    The Compensation Committee, which currently consists of Thomas B. Akin, Fred
A. de Boom and Edward W. Frykman, is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 1996 Stock Option Plan. The Compensation Committee held four meetings during 1998.

DIRECTOR COMPENSATION

    Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. Non-employee directors receive a non-discretionary grant of options to purchase 20,000 shares of Common Stock upon joining the Board of Directors and subsequent non-discretionary annual grants of options to purchase 2,000 shares of Common Stock, all such grants at an exercise price equal to the market price on the date of grant. In addition, non-employee directors receive compensation in the amount of $750 for each meeting of the Board of Directors and for any Board committee meeting not immediately preceding or following a Board of Directors meeting attended in person and $250 for each telephonic meeting, unless such telephonic meeting exceeds one hour whereby the non-employee directors each receive $750. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and Board committees and the performance of Board duties.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Set forth below is certain information concerning the executive officers of the Company as of the date hereof.

R. Bruce Stewart               62  Chairman and Chief Financial Officer

Paul R. Ryan                   53  Director, President and Chief Executive
                                   Officer

Kathryn King-Van Wie           37  Chief Operating Officer and Secretary

    Biographical information on Messrs. Stewart and Ryan is set forth above under the caption "Nominees."

KATHRYN KING-VAN WIE has served as Chief Operating Officer since January 1997 and Secretary since October 1995. She joined the Company in August 1995 as Vice President, Operations. She has more than ten years of marketing and operations experience. From 1992 to 1995, she served as a business consultant to several small and mid-size companies. Prior to this, she held positions at Capitol Records, Vinokur Advertising and CBS.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Record Date, information relating to the beneficial ownership of Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option, warrant, or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. The address for each person is Acacia Research Corporation, 55 South Lake Avenue, Pasadena, California 91101.

                                                      AMOUNT AND NATURE OF
                                                           BENEFICIAL           PERCENT OF
NAME                                                    OWNERSHIP(1)(2)            CLASS
--------------------------------------------------  ------------------------  ---------------
R. Bruce Stewart..................................             532,200(a)            5.02%
Paul R. Ryan......................................             394,000(b)            3.72%
Thomas B. Akin (3)................................             380,944(c)            3.60%
Fred A. de Boom...................................              38,000(d)            *
Edward W. Frykman.................................              20,900(e)            *
All Directors and Executive Officers as a Group
  (six persons)...................................           1,551,328(f)           14.64%

------------------------

*   Represents less than one percent.

(1) All shares which a named shareholder has the right to acquire within 60 days, including through the exercise of stock options and warrants as described below, are deemed outstanding for the purpose of computing the percentage of Common Stock owned by such named shareholder, but not for determining the percentage of Common Stock owned by any other shareholder.

(2) Includes the following options and/or warrants exercisable on or within 60 days of the Record Date: (a) options to purchase 150,000 shares; (b) options to purchase 175,000 shares and warrants to purchase 203,000 shares; (c) options to purchase 5,000 shares and warrants to purchase 260,872 shares;
    (d) options to purchase 35,000 shares; (e) options to purchase 19,000 shares; and (f) options to purchase 574,000 shares and warrants to purchase 463,872 shares.

(3) Includes warrants to purchase 130,436 shares. Also includes 3,636 shares and 130,436 warrants to purchase 130,436 shares held by Talkot Crossover Fund, L.P., of which Mr. Akin serves as general partner.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows information concerning compensation earned for services to the Company in all capacities during the last three fiscal years for the Company's Chief Executive Officer for the last fiscal year and the one highly compensated executive officer whose cash compensation exceeded $100,000 in the last fiscal year (the "Named Executive Officers").

                                                                                                LONG TERM
                                                                                              COMPENSATION
                                                             ANNUAL COMPENSATION              -------------
                                                 -------------------------------------------   SECURITIES
                                                                             OTHER ANNUAL      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR      SALARY($)    BONUS($)     COMPENSATION($)    OPTIONS(#)    COMPENSATION
------------------------------------  ---------  -----------  -----------  -----------------  -------------  -------------
Paul R. Ryan, President and Chief          1998      87,115        2,500               0                0        128,944(1)
  Executive Officer                        1997      60,000        5,000               0           50,000        155,597(1)
                                           1996           0       10,792               0          200,000(2)      14,208(1)

R. Bruce Stewart, Chief Financial          1998     128,333        2,500          11,276(3)             0              0
  Officer                                  1997     130,000        5,000          15,473(3)             0              0
                                           1996     100,833        5,000          14,448(3)       200,000(2)           0

--------------------------

(1) Represents his 25% share of the management and performance fees received as general partner of Company-affiliated investment funds. See "Transactions with Management--Transactions with Paul R. Ryan."

(2) Represents shares of stock underlying options granted under the 1996 Executive Stock Bonus Plan.

(3) Includes $9,879, $13,895, and $13,536 paid by the Company for certain automobile expenses in 1998, 1997, and 1996, respectively.

    The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

STOCK OPTION GRANTS AND EXERCISES

    In 1998, no stock options were granted to the Named Executive Officers. The following table sets forth information regarding the stock options exercised by to the Named Executive Officers during the fiscal year ended December 31, 1998 and the value of in-the-money options held by the Named Executive Officers as of December 31, 1998:

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END OPTION
                                     VALUES

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT 1998
                           SHARES                     OPTIONS AT 1998 YEAR-END(#)          YEAR-END(1)($)
                         ACQUIRED ON       VALUE      ----------------------------  ----------------------------
NAME                     EXERCISE(#)   REALIZED(2)($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------  -------------  -------------  -------------  -------------  -------------  -------------
Paul R. Ryan..........             0              0        125,000        125,000        168,906        168,906

R. Bruce Stewart......       300,000      2,156,250        180,000        100,000        436,875        149,375

------------------------

(1) Represents the difference between the exercise price of the options and the average of the high and low prices of the Company's Common Stock on the Nasdaq National Market on December 31, 1998 of $4.59375 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the last fiscal year, there were certain transactions that occurred between the Company and its officers and directors, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

        TRANSACTIONS WITH PAUL R. RYAN.  In January 1995, prior to the time Paul
    R. Ryan became an officer or director of the Company, the Company and Mr. Ryan entered into an agreement pursuant to which the Company and Mr. Ryan agreed to act as the general partners of certain private investment funds and co-managers to other investment funds. Under this agreement, the Company is entitled to receive 75% and Mr. Ryan is entitled to receive 25% of the performance and management fees earned in respect of the investment advisory services provided to co-managed investment funds, less certain expenses shared with other parties. Pursuant to this agreement, Mr. Ryan earned approximately $128,944 during 1998. Also in January 1995, Mr. Ryan acquired warrants to purchase 100,000 shares of Common Stock at an exercise price of $2 per share for an investment of $10,000. At the time the warrants were issued, the Company was privately-held and had no actively-traded market for its shares of Common Stock.

        TRANSACTIONS WITH ROBERT B. STEWART. In August 1997, the Company hired Robert B. Stewart as Director of Marketing and, in November 1998, promoted him to Vice President of Acacia Capital Management. Rob Stewart is the son of R. Bruce Stewart, Chief Financial Officer and the Chairman of the Company. Rob Stewart was awarded an option to purchase 60,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $7.75, the price of which was equal to the fair market value of the shares on the date of grant. In 1998, Rob Stewart earned a base salary of $70,769 and a bonus of $2,500.

        TRANSACTION WITH H. LEE BROWNE. In April 1998, the Company acquired a 25% interest in Internet Software LLC, a Delaware limited liability company, for $2.5 million in cash. In November 1998, Internet Software LLC was renamed Signature-mail.com llc. Signature-mail.com llc has created a proprietary software product that enables users to personalize their e-mail and computer documents by including an image of their handwritten signatures, greetings and drawings, and by easily changing the image's size and color. Following the Company's investment, Mr. Browne holds a

    33.4% interest in Signature-mail.com llc. Mr. Browne is employed as the chief executive officer of Signature-mail.com llc.

    Mr. Browne is also the president and chief executive officer of Soundview Technologies Incorporated, a majority-owned subsidiary of the Company. Mr. Browne is also the chief executive officer and majority owner of Greenwich Information Technologies LLC, an entity in which the Company has a substantial minority ownership interest.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1996 Stock Option Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

    The Company's executive compensation program consists of a mixture of base salary, cash bonuses, and incentive stock awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive officer in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

    The Compensation Committee periodically reviews the individual base salaries of the executive officers, and adjusts salaries based on individual job performance and changes in that officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

    Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the shareholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with shareholder interest and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the shareholders as well as provides an incentive to maximize shareholder value. Stock options have value for an employee only if the price of Common Stock increases above the exercise price on the grant date and the employee remains in the Company's employ for the period required for the stock options to be exercisable, thus providing an incentive to remain in the Company's employ.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Paul R. Ryan, the Company's President and Chief Executive Officer, received an annual base salary of $87,115 in 1998. Mr. Ryan also received a bonus of $2,500, which was no more than the bonus amount paid to each executive officer of the Company in 1998. When Mr. Ryan was appointed Vice President, Capital Management in August 1995 and later Executive Vice President and Chief Investment Officer in May 1996, he received no salary for these additional duties. The cash amounts paid to Mr. Ryan in the form of base salary and bonus were recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above as well as (a) Mr. Ryan's compensation as a general partner in the investment funds, which is pursuant to an agreement entered into prior to his being named an officer of the Company that entitles him to receive 25% of the performance and management fees for investment advisory services rendered the funds; and

(b) Mr. Ryan's additional duties and responsibilities as President and Chief Executive Officer. The Board of Directors approved the Compensation Committee's recommendation.

IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

    The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                          Respectfully Submitted by the
                                          Compensation
                                          Committee of the Board of Directors
                                              Thomas B. Akin
                                              Fred A. de Boom
                                              Edward Frykman

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on the Common Stock of the Company for the last ten fiscal quarters with the cumulative total return of (i) the Composite Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and (ii) the Index for Nasdaq Financial Stocks (the "Industry Index"). This graph assumes the investment of $100 on June 30, 1995 in the Company's Common Stock, the Nasdaq Index and the Industry Index and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal quarters represented below.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               ACACIA RESEARCH CORPORATION           NASDAQ STOCK MARKET (US)         NASDAQ FINANCIAL STOCKS
6/30/95                                  100.00                            100.00                          100.00
9/29/95                                  125.00                            112.04                          113.95
12/29/95                                 100.00                            113.41                          122.24
3/29/96                                  145.89                            118.71                          127.18
6/28/96                                  133.33                            128.40                          130.19
9/30/96                                  170.83                            132.97                          141.22
12/31/96                                 125.00                            139.51                          156.73
3/31/97                                  120.83                            132.00                          163.51
6/30/97                                  114.58                            156.20                          190.40
9/30/97                                  200.00                            182.62                          222.19
12/31/97                                 133.33                            171.27                          240.55
3/31/98                                   65.63                            200.04                          253.54
6/30/98                                  132.29                            205.83                          247.04
9/30/98                                   98.99                            186.34                          205.25
12/31/98                                  77.08                            240.33                          231.48

                  PROPOSAL NO. 2: RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

    The firm of PricewaterhouseCoopers LLP (formerly known as Price Waterhouse
LLP), the Company's independent accountants for the year ended December 31, 1998, was recommended by the Audit Committee, whose selection was approved by the Board of Directors to act in such capacity for the fiscal year ending December 31, 1999, subject to ratification by the shareholders.

    On April 28, 1997, the Company changed its independent accountants from Finocchiaro & Co. to PricewaterhouseCoopers LLP. This change was made because of the developing complexity of the Company's financial statements and the Company's status as a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"). Neither of the reports of Finocchiaro & Co. for the years ended December 31, 1995 or December 31, 1996 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent accountants was approved by the Audit Committee of the Board of Directors, by delegated authority of the Board of Directors of the Company.

    Since January 1, 1995, there were no disagreements with Finocchiaro & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and none of the events set forth in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred. Since January 1, 1995, neither the Company nor anyone acting on its behalf (i) has received from PricewaterhouseCoopers LLP either a written report or oral advice relating to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) has consulted PricewaterhouseCoopers LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to the Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

    PricewaterhouseCoopers LLP has served as the principal independent accountants for the Company since April 1997. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers LLP as independent accountants for the Company.

    If the shareholders of the Company do not ratify the selection of PricewaterhouseCoopers LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the employment should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

    VOTE. The favorable vote of a majority of votes cast regarding the proposal is required to ratify the selection of PricewaterhouseCoopers LLP. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999. PROXIES RECEIVED WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the Commission during the fiscal year ended December 31, 1998 by its directors, officers and holders of more than 10% of the Company's Common Stock complied with the requirements of Section 16(a) with the exception of: (i) Mr. de Boom and Mr. Frykman, who did not timely file Form 5 to report one transaction each and (ii) Mr. Stewart, who did not timely file Form 4 to report one transaction.

ANNUAL REPORT TO SHAREHOLDERS

    Enclosed with this Proxy Statement is the Annual Report of the Company for the 1998 fiscal year. The Annual Report is enclosed for the convenience of shareholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of Common Stock on the Record Date for the 1999 Annual Meeting desires additional copies of the Annual Report, the same will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a shareholder of the Company as of the Record Date and should be directed to Kathryn King-Van Wie, Acacia Research Corporation, 55 South Lake Avenue, Pasadena, California 91101.

INCLUSION OF SHAREHOLDER PROPOSALS IN NEXT YEAR'S PROXY STATEMENT

    Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2000 annual meeting must be received by the Company no later than December 28, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

ADVANCE NOTICE PROCEDURES FOR NEXT YEAR'S ANNUAL MEETING

    The Company hereby advises shareholders that, until further notice, March 10, 2000 is the date after which notice of a shareholder-sponsored proposal submitted outside of the processes of Rule 14a-8 under the Exchange Act (i.e., a proposal to be presented at the next annual meeting of shareholders but not submitted for inclusion in the Company's proxy statement) will be considered untimely under the Commission's proxy rules.

OTHER BUSINESS

    The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: April 23, 1999

                                          By Order of the Board of Directors,

                                                      [SIGNATURE]

                                          Kathryn King-Van Wie
                                          SECRETARY

                          ACACIA RESEARCH CORPORATION
                  ANNUAL MEETING OF SHAREHOLDERS MAY 20, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          ACACIA RESEARCH CORPORATION

    The undersigned hereby appoints Paul R. Ryan and Kathryn King-Van Wie, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Shareholders of Acacia Research Corporation to be held on May 20, 1999, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 23, 1999 (the "Proxy Statement"), receipt of which is hereby acknowledged by the undersigned.

    THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTON OF THE FIVE DIRECTOR NOMINEES IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)
----------------------------------
            COMMON                        /X/ Please mark your choices like this

The Board of Directors recommends that you vote FOR the nominees on Proposal No. 1 and FOR Proposal No. 2.

(1) The election of the nominees for director specified in the Proxy Statement to the Board of Directors: R. Bruce Stewart, Paul R. Ryan, Thomas B. Akin, Fred A. de Boom and Edward W. Frykman.

   / / FOR all nominees listed above (except as marked to the contrary below.)   / / WITHHOLD AUTHORITY to vote for all nominees
listed below.

    (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

(2) The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants
    of the Company for the fiscal year ending December 31, 1999.             / /
FOR        / / AGAINST        / / ABSTAIN

(3) Such other matters as may properly come before the meeting or any adjournment thereof. As to such matters, the undersigned hereby confers discretionary authority and authorizes the proxyholders to vote the proxies cumulatively in their discretion if cumulative voting is in effect at the meeting.
                                                 Dated: __________________, 1999
                                                 _______________________________
                                                      (Please Print Name)
                                                ________________________________
                                                 (Signature of Holder of Common
                                                             Stock)
                                                ________________________________
                                                 (Additional Signature if Held
                                                            Jointly)

                                                 NOTE: Please sign exactly as
                                                 your name is printed. Each
                                                 joint tenant should sign.
                                                 Executors, administrators,
                                                 trustees and guarantors should
                                                 give full titles when signing.
                                                 Corporations and partnerships
                                                 should sign in full corporate
                                                 or partnership name by
                                                 authorized person. Please mark,
                                                 sign, date and return your
                                                 Proxy promptly in the enclosed
                                                 envelope, which requires no
                                                 postage if mailed in the United
                                                 States.